                                                               Exhibit 13(b)(2)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK serves as Depositor and NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA. serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

                      Registrant Name         File No.
                      ------------------      -----------------------
                      Variable Account A      333-103098 /811-04865
                                              333-67866 / 811-04865
                                              333-63730 / 811-04865
                                              333-108724 /811-04865
                                              333-63412 / 811-04865

                      Variable Account B      333-48457 /811-04865-01

MERTON BERNARD AIDINOFF            Director             October 21, 2005
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MERTON BERNARD AIDINOFF

STEVEN JAY BENSINGER               Director             October 21, 2005
------------------------
STEVEN JAY BENSINGER

CHARLES H. DANGELO                 Director             October 21, 2005
------------------------
CHARLES H. DANGELO

DAVID LAWRENCE HERZOG              Director             October 21, 2005
------------------------
DAVID LAWRENCE HERZOG

JOHN W. KEOGH            Director, President and Chief  October 21, 2005
------------------------        Executive Officer
JOHN W. KEOGH

ROBERT EDWARD LEWIS                Director             October 21, 2005
------------------------
ROBERT EDWARD LEWIS

KRISTIAN PHILIP MOOR         Director and Chairman      October 21, 2005
------------------------
KRISTIAN PHILIP MOOR

WIN JAY NEUGER                     Director             October 21, 2005
------------------------
WIN JAY NEUGER

ERNEST THEODORE PATRIKIS           Director             October 21, 2005
------------------------
ERNEST THEODORE PATRIKIS

ROBERT MICHAEL SANDLER             Director             October 21, 2005
------------------------
ROBERT MICHAEL SANDLER

ROBERT S. SCHIMEK            Director, Senior Vice      October 21, 2005
------------------------            President
ROBERT S. SCHIMEK

NICHOLAS SHAW TYLER                Director             October 21, 2005
------------------------
NICHOLAS SHAW TYLER

NICHOLAS CHARLES WALSH             Director             October 21, 2005
------------------------
NICHOLAS SHAW TYLER